UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): November 23, 2015

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.


Election of Directors. On November 20, 2015, the Board of Directors elected Mr. Graham Martin as a director to take effect immediately. As a result, the size of our board increases to four members.

Mr. Martin ("Graham"), based in London and Hong Kong is a third generation retail bookmaker and widely recognised expert in the online gaming industry. Graham brings over three decades of experience and knowledge to our board and management team, he will serve as VP of International Development. His duties will include attracting human and financial capital to foster consolidation synergies for Empire in regulated gaming jurisdictions within which he is well versed and respected.

Graham has founded numerous companies in the gaming industry, including Bonne Terre, Limited, now operating as Sky Bet (owned by CVC Capital Partners and
Sky Plc) one of the largest betting and gaming operators in the UK. He also originated the first Offshore Gaming Law in the Bailiwick of Guernsey, which resulted in the establishment of one of the first legal offshore Internet gaming jurisdiction.

Graham currently serves as a director to gaming specialist firms Cardinal House Group Pty Ltd in Australia and Catalyst Gaming Corporation Limited based in Hong Kong, as well as a number of gaming companies with a presence in European countries, Asia, and North America. Additionally, he was Chairman of Probability Games Corporation and founder of Scotbet International Limited, the largest Scottish retail bookmaking company.

Mr. Martin does not does not have any family relationships among other current or nominated directors or executive officers.

Mr. Martin does not have any material interest in any current or future business or venture under consideration by the Company.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.		Description
Exhibit 99.1		Press Release dated November 23, 2015.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  November 23, 2015.                EMPIRE GLOBAL CORP.

                                     Per: /s/ MICHELE CIAVARELLA, B.SC
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer


EXHIBIT INDEX

Exhibit No.		Description
Exhibit 99.1		Press Release dated November 23, 2015.